Fees Summary	Sep. 08, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	194,095.10
Total Transaction Valuation	1,267,766,820.00
Total Offset Amount	0.00
Net Fee	$ 194,095.10